PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

Supplement dated January 9, 2017 to the Fund’s Currently Effective Statement of Additional Information (SAI)

This supplement amends and supersedes any contrary information contained within the Fund’s SAI and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s SAI, as applicable, and retain it for future reference.

Effective January 9, 2017, Sheetal M. Prasad, CFA will replace Jeffrey Rabinowitz as a portfolio manager for the Fund. John P. Mullman, CFA will remain as portfolio manager. All references to Mr. Rabinowitz are hereby deleted. To reflect these changes, the SAI is revised, as follows:

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Ms. Prasad:

Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/Total Assets (Thousands)	Other Accounts/Total Assets (Thousands)*	Ownership of Fund Shares
Sheetal M. Prasad, CFA	4/$968,741	5/$760,314	11/$1,953,984	$100,001-$500,000

Information in the above table is as of December 31, 2016 and is pro forma.
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred.     Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio manager(s) are listed below.

The quantitative factors reviewed for the portfolio manager(s) may include:

•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio manager(s) may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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